UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 11, 2008
Valeant Pharmaceuticals International
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11397	33-0628076
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)
One Enterprise
Aliso Viejo, California (92656)
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (949) 461-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On September 11, 2008, Valeant Pharmaceuticals International (the “Company”) completed its previously announced sale of all outstanding shares of capital stock of certain subsidiaries of the Company in Western and Eastern Europe, the Middle East and Africa (the “WEEMEA Companies”) and assignment of certain assets relating to the business of the WEEMEA Companies to Meda AB, a company incorporated under the laws of Sweden (“Buyer”) in the manner set forth in the Acquisition Agreement (the “Acquisition Agreement”), dated August 4, 2008, between the Company and the Buyer and the Asset Transfer and License Agreement (the “Asset Transfer Agreement”), dated August 4, 2008, between the Company and the Buyer. The Company received approximately US$425 million in cash at closing, which is subject to certain post-closing adjustments relating to the actual levels of cash, indebtedness and working capital of the WEEMEA Companies at closing.
The foregoing summaries of the Acquisition Agreement and the Asset Transfer Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Acquisition Agreement and the Asset Transfer Agreement, which are attached as Exhibit 99.1 and Exhibit 99.2 respectively to the Current Report on Form 8-K filed by the Company on August 5, 2008. The Company issued a press release on September 12, 2008 regarding the closing of the Acquisition Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The pro forma financial information required by this item, if any, with respect to the disposition, will be filed under an amendment to this Current Report on Form 8-K.
(d) Exhibits
2.1	Acquisition Agreement, dated August 4, 2008, between Valeant Pharmaceuticals International, and Meda AB, previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission on August 5, 2008 and incorporated herein by this reference.

2.2	Asset Transfer and License Agreement, dated August 4, 2008, between Valeant Pharmaceuticals International and Meda AB, previously filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission on August 5, 2008 and incorporated herein by this reference.

99.1	Press Release of Valeant Pharmaceuticals International, dated September 12, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeant Pharmaceuticals International
By:	/s/ Steve T. Min
Steve T. Min
Executive Vice President and General Counsel

Dated: September 12, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Acquisition Agreement, dated August 4, 2008, between Valeant Pharmaceuticals International, and Meda AB, previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission on August 5, 2008 and incorporated herein by this reference.

2.2	Asset Transfer and License Agreement, dated August 4, 2008, between Valeant Pharmaceuticals International and Meda AB, previously filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission on August 5, 2008 and incorporated herein by this reference.

99.1	Press Release of Valeant Pharmaceuticals International, dated September 12, 2008